                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 FORM  8 - K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported): April 12, 1996 (January 31,
1996)


                           OSICOM TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          NEW JERSEY                             0-15810                         22-2367234
          ----------                             -------                      ---------------
    (STATE OR JURISDICTION                     (COMMISSION                      (IRS EMPLOYER
       OF INCORPORATION)                       FILE NUMBER)                  IDENTIFICATION NO.)



    2800 28th STREET, #100, SANTA MONICA, CALIFORNIA                       90405
    ------------------------------------------------                       -----
        (Address of principal executive offices)                         (zip code)



    Registrant's telephone number, including area code:  (310) 828-7496


      ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
                   (a)  Financial Statements of Business Acquired            (Pages 3-11)

                   (b)  Pro Forma Financial Information                      (Pages 12 - 13)


                   SIGNATURES                                                (Page 14)

                       ROCKWELL NETWORK SYSTEMS DIVISION

                              FINANCIAL STATEMENTS

                                JANUARY 31, 1996

                               TABLE OF CONTENTS



                                                                                             Pages
Independent Accountants' Report                                                                  4

Balance Sheet as of January 31, 1996                                                         5 - 6

Statements of Operations and Rockwell International Corporation
Investment Years Ended January 31, 1995 and 1996                                                 7

Statements of Cash Flows Years Ended January 31, 1995 and 1996                                   8

Notes to Financial Statements                                                               9 - 11

                        INDEPENDENT ACCOUNTANTS' REPORT


Board of Directors
Osicom Technologies, Inc.


         We audited the accompanying balance sheet of Rockwell Network Systems Division (RNSD), a division of Rockwell International Corporation (RIC) as of January 31, 1996 and the related statements of operations and RIC Investment and cash flows for the years ended January 31, 1995 and 1996. These financial statements are the responsibility of RNSD's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, RNSD's financial position as of January 31, 1996 and the results of its operations and cash flows for the years ended January 31, 1995 and 1996 in conformity with generally accepted accounting principles.



                             Weinbaum & Yalamanchi


Canoga Park, California
April 11, 1996

                       ROCKWELL NETWORK SYSTEMS DIVISION
                                 BALANCE SHEET
                                JANUARY 31, 1996


                                     ASSETS


Current Assets
- --------------
    Cash                                                                                 $           1,000
    Accounts receivable (less $276,000 allowance for
         doubtful accounts)                                                                      3,193,000
    Inventories (Note 5)                                                                         5,150,000
    Prepaid expenses                                                                               149,000
                                                                                            --------------
         Total current assets                                                                    8,493,000
                                                                                            --------------

Property and Equipment
- ----------------------
    Test equipment                                                                               1,760,000
    Computers                                                                                    2,586,000
    Leasehold improvements                                                                         408,000
    Office equipment and furniture                                                               1,788,000
    Other equipment                                                                                158,000
                                                                                         -----------------
                                                                                                 6,700,000
    Accumulated depreciation                                                                     5,481,000
                                                                                         -----------------
                                                                                                 1,219,000
                                                                                         -----------------

Deposits                                                                                            22,000
                                                                                         -----------------

                                                                                         $       9,734,000
                                                                                         =================





   The accompanying notes are an integral part of these financial statements.

                       ROCKWELL NETWORK SYSTEMS DIVISION
                                 BALANCE SHEET
                                JANUARY 31, 1996


                     LIABILITIES AND ROCKWELL INTERNATIONAL
                             CORPORATION INVESTMENT

Current Liabilities
- -------------------
    Accounts payable                                                                     $      1,872,000
    Accrued expenses (Note 6)                                                                     684,000
                                                                                         ----------------
    Total current liabilities                                                                   2,556,000
                                                                                         ----------------

Commitments and contingencies (Note 3 and 8)

Rockwell International Corporation Investment                                                   7,178,000
                                                                                         ----------------
                                                                                         $      9,734,000
                                                                                         ================





   The accompanying notes are an integral part of these financial statements.

                       ROCKWELL NETWORK SYSTEMS DIVISION
   STATEMENTS OF OPERATIONS AND ROCKWELL INTERNATIONAL CORPORATION INVESTMENT
                     YEARS ENDED JANUARY 31, 1995 AND 1996



                                                                                  1995                   1996
                                                                                  ----                   ----
Net sales (Note 7)                                                      $        8,471,000      $      13,805,000
                                                                        -----------------------------------------

Cost of sales                                                                    4,652,000              7,848,000
Inventory writedowns                                                               136,000                105,000
                                                                        -----------------------------------------
                                                                                 4,788,000              7,953,000
                                                                        -----------------------------------------


Gross margin                                                                     3,683,000              5,852,000
                                                                        -----------------------------------------


Selling, general and administrative expenses
    (Notes 7,8 & 9)                                                              6,209,000              8,587,000
Research and development                                                         4,691,000              5,190,000
                                                                        -----------------------------------------
                                                                                10,900,000             13,777,000
                                                                        -----------------------------------------

Operating loss                                                                   7,217,000              7,925,000
                                                                        -----------------------------------------

Other income                                                                       102,000                308,000
Other expense                                                                      143,000                168,000
                                                                        -----------------------------------------
                                                                                  (41,000)                140,000
                                                                        -----------------------------------------

Net loss                                                                         7,258,000              7,785,000
Rockwell International Corporation
    investment - beginning of year                                               2,753,000              3,316,000
Rockwell International Corporation
    capital contribution                                                         7,821,000             11,647,000
                                                                        -----------------------------------------

Rockwell International Corporation
    investment - end of year                                            $        3,316,000      $       7,178,000
                                                                        =========================================





   The accompanying notes are an integral part of these financial statements.

                                                  ROCKWELL NETWORK SYSTEMS DIVISION
                                                       STATEMENTS OF CASH FLOWS
                                                YEARS ENDED JANUARY 31, 1995 AND 1996

                                                                                 1995                    1996
                                                                                 ----                    ----
Operating cash flows:
    Net loss                                                              $    (7,258,000)         $   (7,785,000)
    Adjustments to reconcile net loss to cash used
    by operations
         Depreciation and amortization                                             568,000                 554,000
         Changes in operating assets
             Accounts receivable                                                   193,000             (1,881,000)
             Inventories                                                         (651,000)             (3,370,000)
             Prepaid expenses                                                    (257,000)                 196,000
             Accounts payable                                                      352,000               1,119,000
             Accrued expenses                                                    (357,000)                 102,000
             Deposits                                                             (12,000)                 (1,000)
                                                                          ---------------------------------------
    Cash used by operations                                                      7,422,000              11,066,000
                                                                          ----------------------------------------

Investing cash flows:
    Property acquisitions                                                          399,000                 581,000
                                                                          ----------------------------------------
    Cash used by investing activities                                              399,000                 581,000
                                                                          ----------------------------------------

Financing cash flows:
    Rockwell International Corporation contributions                             7,821,000              11,647,000
                                                                          ----------------------------------------
    Cash provided by financing activities                                        7,821,000              11,647,000
                                                                          ----------------------------------------

Change in cash (Note 4)                                                                  0                       0
Cash - beginning of year                                                             1,000                   1,000
                                                                          ----------------------------------------
Cash - end of year                                                        $          1,000         $         1,000
                                                                          ========================================





   The accompanying notes are an integral part of these financial statements.

                       ROCKWELL NETWORK SYSTEMS DIVISION
                         NOTES TO FINANCIAL STATEMENTS
                           JANUARY 31, 1995 AND 1996



NOTE 1.  ACCOUNTING POLICIES AND OPERATIONS

Basis of Presentation - The financial statements include the assets and liabilities of Rockwell Network Systems Division (RNSD), a division of Rockwell International Corporation (RIC). The financial statements do not include any assets or liabilities of other RIC divisions.
Business Description - RNSD manufactures and markets local area network and remote access products. RNSD sells primarily to computer manufacturers, network product distributors and internet service providers.
Inventories - Inventories are valued by the lower of cost or market, first-in-first-out method.
Property and Equipment - Property and equipment are stated at cost.
Depreciation is recorded by the straight-line method over the related assets estimated useful lives. Leasehold improvements are amortized over the term of the related lease. Fully depreciated assets still in use at January 31, 1996 were $ 3,225,000.
Accounts Receivable - RNSD provides an allowance for doubtful accounts to reduce receivables to net realizable value. RNSD's largest two January 31, 1996 receivables were $1,397,000 and $668,000. RNSD does not require collateral for its receivables.
Revenue Recognition - Revenue is recognized when products are shipped.
Advertising Costs - Advertising costs are expensed in the period in which they are incurred.
Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results could differ from those estimates. Fair Value of Financial Instruments - RNSD's accounts receivable, accounts payable and accrued expenses carrying value approximates fair value because of the short-term maturity of those instruments.
Income Taxes - RNSD recorded no benefit for income taxes, RIC recording any such benefit. Had RNSD been a separate entity, it would have had net operating loss carryforwards which have no assurance of realization and would have recorded a valuation allowance equal to their potential benefit.

NOTE 2.  SALE OF RNSD

On January 31, 1996, RIC sold certain assets, subject to the assumption of certain liabilities, commonly known as RNSD to Meret Optical Communications, Inc. (Meret), a wholly-owned subsidiary of Osicom Technologies, Inc. (Osicom), for $11,000,000. Concurrent with the sale, Osicom gave certain RNSD employees options to purchase Osicom stock, and Osicom stock grants, contingent upon their continued employment by Meret.

                       ROCKWELL NETWORK SYSTEMS DIVISION
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JANUARY 31, 1995 AND 1996





NOTE 3.  BANK LOAN

Simultaneously, with RNSD's sale, Note 2, Meret gave a bank a security interest in RNSD's accounts receivable, inventories and property, plant and equipment and borrowed $3,500,000.

NOTE 4.  SUPPLEMENTAL CASH FLOW DISCLOSURES

Interest income and expense approximated cash received and paid for interest for the years and were not material. Taxes paid were not material. RNSD maintained no bank accounts using RIC's cash management system; therefore, RNSD will have no change in cash balances for a year.

NOTE 5.  INVENTORIES

Inventories were:
Raw materials                                                                                 $      2,907,000
Work in process                                                                                      1,955,000
Finished goods                                                                                         772,000
                                                                                              ----------------
                                                                                                     5,634,000
Obsolescence reserve                                                                                   484,000
                                                                                              ----------------
                                                                                              $      5,150,000
                                                                                              ================

NOTE 6.  ACCRUED EXPENSES

Accrued expenses include:
Vacations                                                                                     $        175,000
Insurance                                                                                              186,000
Warranty                                                                                                43,000
Other                                                                                                  280,000
                                                                                              ----------------
                                                                                              $        684,000
                                                                                              ================

NOTE 7.  SALES AND EXPENSE INFORMATION
Sales and expenses included these amounts by year:

                                                                             1995                         1996
                                                                             ----                         ----
Export sales                                                      $     1,390,000             $      1,300,000
Customer A                                                                319,000                    1,749,000
Customer B                                                                    NIL                    1,689,000
Customer C                                                              1,035,000                      621,000
Customer D                                                                854,000                      784,000
Sales to other RIC divisions                                               90,000                      812,000
Repairs and maintenance expense                                           315,000                      379,000
Advertising expense                                                       908,000                    1,464,000

                       ROCKWELL NETWORK SYSTEMS DIVISION
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           JANUARY 31, 1995 AND 1996





NOTE 8.  OPERATING LEASES

Rent expense was $538,000 and $655,000 for 1995 and 1996. RNSD had operating lease commitments at January 31, 1996 as follows by years:

                                        1997                     $      433,000
                                        1998                            370,000
                                        1999                             31,000
                                                                 --------------
                                                                 $      834,000
                                                                 ==============

NOTE 9.  TRANSACTIONS WITH RIC

During 1995 and 1996, RNSD recorded credits of $262,000 and $644,000 for Foreign Sales Corporation advertising which it recorded as RIC Capital Contributions. RNSD also recorded various allocated expenses for data processing, telecommunications, employee health care, savings and retirement plans totaling $52,000 and $33,000 for 1995 and 1996.

ITEM 7 (B) PRO FORMA FINANCIAL INFORMATION

         The following pro forma financial information presents the effects of the acquisitions of Rockwell Network Systems Division, and Dynair Electronics, Inc. by the registrant as if the acquisitions had been completed as of January 31 1994. The proforma financial information reflects the registrant's 2:1 stock split effected February 12, 1996.

         The pro forma financial information is not necessarily indicative of the results of operations and financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical consolidated financial statements of Osicom Technologies, Inc. to be reported on Form 10-KSB for the year ended January 31, 1996.

                           OSICOM TECHNOLOGIES, INC.
               Proforma Condensed Consolidated Income Statements
                      For the Year ended January 31, 1995





                                                     Osicom                                        Pro forma       Pro forma
                                                   Consolidated      RNSD          Dynair          adjustments     consolidated
                                                   ------------   ----------       -------        -------------   -------------
   Net sales                                        $5,892,356   $ 8,471,000   $ 3,438,000                       $  17,801,356
   Cost of sales                                     4,051,409     4,788,000     1,968,000                          10,807,409
                                                    ----------   -----------   -----------                       -------------
   Gross profit                                      1,840,947     3,683,000     1,470,000                           6,993,947
   Selling, general and administrative expenses      2,058,095    10,941,000     2,225,000                          15,224,095
   Amortization of negative goodwill                   950,868                                                         950,868
   Interest expense                                     84,431                     148,000  (a)        $27,000       1,280,431
                                                                                            (b)      1,021,000
                                                    ----------   -----------   -----------         -----------   -------------
   Earnings (loss) from continuing operations          649,289    (7,258,000)     (903,000)         (1,048,000)     (8,559,711)
   Loss on discontinued operations                     276,269                                                         276,269
                                                    ----------   -----------   -----------         -----------   -------------
   NET EARNINGS (LOSS)                                $373,020   ($7,258,000)    ($903,000)        ($1,048,000)    ($8,835,980)
                                                    ==========   ===========   ===========         ===========   =============
   Weighted average shares used in computation of per share information (Note K):
                                                                Primary & Fully Diluted     2,111,636

   Net Earning Per
     - Both Primary & Fully Diluted                      $0.11        ($3.44)       ($0.43)                             ($4.26)


 (a) To recognize interest expense for the year on acquisition debt related to the Dynair acquisition.
 (b) To recognize interest expense for the year on acquisition debt of $9.5 million related to the RNS acquisition based upon 10.75%.

                           OSICOM TECHNOLOGIES, INC.
               Proforma Condensed Consolidated Income Statements
                      For the Year ended January 31, 1996


                                                                                    Dynair
                                                                                  Four Months
                                                       Osicom                        Ended            Pro forma       Pro forma
                                                   Consolidated       RNSD        May 31, 1996    Ref Adjustments    consolidated
                                                   ------------       ----       -------------    ---------------    ------------

   Net sales                                         $ 7,733,366   $13,805,000      $2,065,133                       $ 23,603,499
   Cost of Sales                                       4,621,315     7,953,000       1,115,381                         13,689,696
                                                     -----------   -----------      ----------                       ------------
   Gross profit                                        3,112,051     5,852,000        949,752                           9,913,803
   Selling, general and administrative expenses        3,201,627    13,637,000      1,087,320                          17,925,947
   Amortization of negative goodwill                     950,868                                                          950,868
                                                     -----------   -----------      ----------                       ------------
   Interest expense - net                                158,339                       64,222   (a)     ($64,222)       1,179,339
                                                                                                (b)    1,021,000
                                                     -----------   -----------      ----------         ---------     ------------
   NET EARNINGS (LOSS)                                  $702,953   ($7,785,000)     ($201,790)         ($956,778)     ($8,240,615)
                                                     ===========   ===========      ==========         =========     ============
   Weighted average shares used in computation of per share information (Note K):
                                                                                Primary                2,649,006
                                                                                Fully diluted          2,798,378

       Net Earning Per Share     - Primary                 $0.21        ($2.94)        ($0.08)                             ($3.17)
                                 - Fully Diluted           $0.20        ($2.78)        ($0.07)                             ($3.00)

(a) To remove interest expense on debt not assumed related to the Dynair acquisition.

(b) To recognize interest expense for the year on acquisition debt related to the RNS acquisition.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                              Osicom Technologies, Inc.(Registrant)
                                                              ------------------------------------------------------




         Dated:  April 12, 1996                          By:   /s/Sharon Gill Chadha
                                                              ------------------------------------------------------
                                                                 Sharon Gill Chadha
                                                                 Chief Executive Officer